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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):October 30, 2002

Wynn Resorts, Limited
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction incorporation)	000-50028 (Commission File Number)	44-0484987 (IRS Employer Identification No.)

Wynn Las Vegas, LLC
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction incorporation)	333-98369 (Commission File Number)	88-0494878 (IRS Employer Identification No.)

Wynn Las Vegas Capital Corp.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction incorporation)	333-98369 (Commission File Number)	46-0484992 (IRS Employer Identification No.)

and Other Registrants
(See Table of Other Registrants Listed Below)

3145 Las Vegas Boulevard South, Las Vegas, NV (Address of principal executive offices of each registrant)	89109 (Zip Code)

Registrants' telephone number, including area code (702) 733-4444

Not applicable
(Former name or former address, if changed since last report)

Other Registrants

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	Commission File Number	I.R.S. Employer Identification Number
Desert Inn Water Company, LLC	Nevada	333-98369	88-0460932
Palo, LLC	Delaware	333-98369	88-0464820
Valvino Lamore, LLC	Nevada	333-98369	88-0459742
Wynn Design & Development, LLC	Nevada	333-98369	88-0462235
Wynn Resorts Holdings, LLC	Nevada	333-98369	88-0460933
World Travel, LLC	Nevada	333-98369	47-0846667
Las Vegas Jet, LLC	Nevada	333-98369	88-0460935

Item 5.    Other Events.

        The initial public offering of Common Stock, par value $.01, of Wynn Resorts, Limited and the offering of the 12% second mortgage notes due 2010 co-issued by Wynn Las Vegas, LLC and Wynn Las Vegas Capital Corp. and the guarantees of such notes by Wynn Resorts, Limited, Valvino Lamore, LLC, Desert Inn Water Company, LLC, Wynn Design & Development, LLC, Wynn Resorts Holdings, LLC, Las Vegas Jet, LLC, World Travel, LLC and Palo, LLC (collectively, the "Offerings") closed on October 30, 2002. The Registrants are filing this joint Form 8-K to file final versions of certain of the documents previously filed with the Registrants' Registration Statements on Form S-1 (File Nos. 333-90600, 333-98369 and 333-100802) entered into in connection with the closing of the Offerings and the closings of the revolving credit facility, delay draw term loan facility and the furniture, fixtures and equipment loan facility, which also occurred on October 30, 2002.

Item 7.    Exhibits.

1.1	Underwriting Agreement, dated October 25, 2002, by and among Wynn Resorts, Limited and the several Underwriters listed in Schedule I thereto.
1.2	Underwriting Agreement, dated October 25, 2002, by and among Wynn Las Vegas, LLC, Wynn Las Vegas Capital Corp. and the several Underwriters listed in Schedule I thereto.
4.1
Indenture, dated as of October 30, 2002, governing the 12% Second Mortgage Notes due 2010 by and among Wynn Las Vegas, LLC, Wynn Las Vegas Capital Corp., Desert Inn Water Company, LLC, Wynn Design & Development, LLC, Wynn Resorts Holdings, LLC, Las Vegas Jet, LLC, World Travel, LLC, Palo, LLC, Valvino Lamore, LLC, Wynn Resorts, Limited and Wells Fargo Bank, National Association, Inc., as trustee.
4.2	Form of Second Mortgage Note (included in Exhibit 4.1).
4.3	Form of Notation of Guarantee (included in Exhibit 4.1).
4.4
Guarantee and Collateral Agreement, dated as of October 30, 2002, made by Valvino Lamore, LLC, Wynn Las Vegas Capital Corp., Palo, LLC, Wynn Resorts Holdings, LLC, Desert Inn Water Company, LLC, World Travel, LLC, Las Vegas Jet, LLC, Wynn Las Vegas, LLC and the other Grantors from time to time party thereto in favor of Wells Fargo Bank, National Association, as Mortgage Notes Indenture Trustee.
4.5
Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing, dated as of October 30, 2002, made by Wynn Resorts Holdings, LLC in favor of Wells Fargo Bank, National Association, as Mortgage Notes Indenture Trustee.
4.6
Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing, dated as of October 30, 2002, made by Valvino Lamore, LLC in favor of Wells Fargo Bank, National Association, as Mortgage Notes Indenture Trustee.
4.7
Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing, dated as of October 30, 2002, made by Palo, LLC in favor of Wells Fargo Bank, National Association, as Mortgage Notes Indenture Trustee.
4.8
Deed of Trust, Leasehold Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing, dated as of October 30, 2002, made by Wynn Las Vegas, LLC in favor of Wells Fargo Bank, National Association, as Mortgage Notes Indenture Trustee.
4.9	Parent Guaranty, dated as of October 30, 2002, by Wynn Resorts, Limited in favor of Wells Fargo Bank, National Association, as Mortgage Notes Indenture Trustee.

10.1	Agreement re: Provision and Use of Water, dated October 21, 2002, by and among Desert Inn Improvement Co., Wynn Resorts Holdings, LLC and Wynn Las Vegas, LLC.
10.2	Agreement re: Use of Real Property, dated as of October 21, 2002, by and between Desert Inn Improvement Co., Wynn Resorts Holdings, LLC and Wynn Las Vegas, LLC.
10.3	Office Building Lease Agreement, dated October 21, 2002 by and between Valvino Lamore, LLC and Wynn Las Vegas, LLC.
10.4	Golf Course Lease Agreement, dated October 21, 2002, by and between Wynn Resorts Holdings, LLC and Wynn Las Vegas, LLC
10.5	Driving Range Lease, dated October 21, 2002, by and between Valvino Lamore, LLC and Wynn Las Vegas, LLC.
10.6	Parking Facility Lease, dated October 21, 2002, by and between Valvino Lamore, LLC and Wynn Las Vegas, LLC.
10.7
Credit Agreement, dated as of October 30, 2002, among Wynn Las Vegas, LLC, the several lenders from time to time parties thereto, Deutsche Bank Securities Inc., Deutsche Bank Trust Company Americas, Banc of America Securities LLC, Bear, Stearns & Co. Inc., Bear Stearns Corporate Lending Inc., Dresdner Bank AG, New York and Grand Cayman Branches and JPMorgan Chase Bank.
10.8	Registration Rights Agreement, dated October 30, 2002, by and between Wynn Resorts, Limited and Stephen A. Wynn.
10.9	Management Agreement, made as of October 30, 2002, by and among Wynn Las Vegas, LLC and the subsidiaries and affiliates listed on Exhibit A thereto and Wynn Resorts, Limited.
10.10	Loan Agreement, dated as of October 30, 2002, by and among Wynn Las Vegas, LLC, Wells Fargo Bank Nevada, N.A., as collateral agent, and the lenders listed on Schedule 1A thereto.
10.11	Borrower Security Agreement, dated as of October 30, 2002, by Wynn Las Vegas, LLC, in favor of Wells Fargo Bank Nevada, National Association, as collateral agent.
10.12	Form of Intercompany Note, dated October 30, 2002, made by World Travel, LLC in favor of Wynn Las Vegas, LLC.
10.13	Aircraft Security Agreement, dated as of October 30, 2002, among Wells Fargo Bank Northwest, National Association, as trustee, World Travel, LLC and Wynn Las Vegas, LLC.
10.14	Aircraft Security Agreement Supplement No. 1, dated as of October 30, 2002, among Wells Fargo Bank Northwest, National Association, World Travel, LLC and Wynn Las Vegas, LLC.
10.15	Assignment and Assumption Agreement, dated as of October 30, 2002, by and between Wynn Las Vegas, LLC and Wells Fargo Bank Nevada, National Association, as collateral agent.
10.16
Completion Guaranty, dated as of October 30, 2002, by Wynn Completion Guarantor, LLC in favor of Deutsche Bank Trust Company Americas, as the Bank Agent, and Wells Fargo Bank, National Association, as Indenture Trustee.
10.17
FF&E Intercreditor Agreement, dated as of October 30, 2002, by and among Deutsche Bank Trust Company Americas, as administrative agent, Wells Fargo Bank, National Association, as Indenture Trustee, and Wells Fargo Bank Nevada, National Association, as FF&E agent.
10.18
Project Lenders Intercreditor Agreement, dated as of October 30, 2002, by and among Deutsche Bank Trust Company Americas, as administrative agent, and Wells Fargo Bank, National Association, as Indenture Trustee.

10.19
Management Fee Subordination Agreement, dated as of October 30, 2002, made by Wynn Resorts, Limited, Wynn Las Vegas, LLC, Wynn Las Vegas Capital Corp. and the subsidiaries and affiliates listed on Exhibit A thereto in favor of Deutsche Bank Trust Company Americas, as administrative agent, Wells Fargo Bank Nevada National Association, as collateral agent, and Wells Fargo Bank, National Association, as trustee.
10.20
Guarantee and Collateral Agreement, dated as of October 30, 2002, made by Valvino Lamore, LLC, Wynn Las Vegas Capital Corp., Palo, LLC, Wynn Resorts Holdings, LLC, Desert Inn Water Company, LLC, World Travel, LLC, Las Vegas Jet, LLC, Wynn Las Vegas, LLC and the other Grantors from time to time party thereto in favor of Deutsche Bank Trust Company Americas, as administrative agent.
10.21
Parent Guaranty, dated as of October 30, 2002, by Wynn Resorts, Limited in favor of Wells Fargo Bank Nevada, National Association, as collateral agent, the Arrangers, as defined therein, and the Lenders, as defined therein.
10.22	Parent Guaranty, dated as of October 30, 2002, by Wynn Resorts, Limited in favor of Deutsche Bank Trust Company Americas, as administrative agent.
10.23	Purchase Agreement, dated October 25, 2002, by and between Wynn Resorts, Limited and Stephen A. Wynn.
10.24	Purchase Agreement, dated October 25, 2002, by and between Wynn Resorts, Limited and Aruze USA, Inc.
10.25	Purchase Agreement, dated October 25, 2002, by and between Wynn Resorts, Limited and Baron Asset Fund.
10.26	Purchase Agreement, dated October 25, 2002, by and between Wynn Resorts, Limited and Zenith Insurance Company.
10.27	Purchase Agreement, dated October 25, 2002, by and among Wynn Las Vegas, LLC, Wynn Las Vegas Capital Corp. and Stephen A. Wynn.
10.28	Purchase Agreement, dated October 25, 2002, by and among Wynn Las Vegas, LLC, Wynn Las Vegas Capital Corp. and Aruze USA, Inc.
10.29
Master Disbursement Agreement, dated as of October 30, 2002, among Wynn Las Vegas, LLC, Wynn Las Vegas Capital Corp., Wynn Design & Development, LLC, Deutsche Bank Trust Company Americas, as initial Bank Agent, Wells Fargo Bank, National Association, as initial Indenture Trustee, Wells Fargo Bank Nevada, National Association, as initial FF&E Agent and Deutsche Bank Trust Company Americas, as initial Disbursement Agent.
10.30	Amended and Restated Continuing Guaranty, dated October 22, 2002, by Austi, Inc. in favor of Wynn Las Vegas, LLC.
10.31	Easement Agreement, dated as of October 21, 2002, by and among Wynn Resorts Holdings, LLC, Valvino Lamore, LLC and Wynn Las Vegas, LLC.
10.32
Guaranty Agreement, dated as of October 30, 2002, made by Valvino Lamore, LLC, Wynn Las Vegas Capital Corp., Palo, LLC, Wynn Resorts Holdings, LLC, Desert Inn Water Company, LLC, Wynn Design & Development, LLC, World Travel, LLC, Las Vegas Jet, LLC and the other guarantors from time to time party thereto in favor of the Secured Parties as defined therein.
10.33
Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing, dated as of July 2, 2002, made by Valvino Lamore, LLC in favor of Deutsche Bank Trust Company Americas, as administrative agent.

10.34
Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing, dated as of July 2, 2002, made by Wynn Las Vegas, LLC in favor of Deutsche Bank Trust Company Americas, as administrative agent.
10.35
Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing, dated as of July 2, 2002, made by Palo, LLC in favor of Deutsche Bank Trust Company Americas, as administrative agent.
10.36
Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing, dated as of July 2, 2002, made by Wynn Resorts Holdings, LLC in favor of Deutsche Bank Trust Company Americas, as administrative agent.
10.37
Amended and Restated Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing, dated as of October 30, 2002, made by Wynn Las Vegas, LLC in favor of Deutsche Bank Trust Company Americas, as administrative agent.
10.38
Amended and Restated Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing, dated as of October 30, 2002, made by Palo, LLC in favor of Deutsche Bank Trust Company Americas, as administrative agent.
10.39
Amended and Restated Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing, dated as of October 30, 2002, made by Wynn Resorts Holdings, LLC in favor of Deutsche Bank Trust Company Americas, as administrative agent.
10.40
Amended and Restated Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing, dated as of October 30, 2002, made by Valvino Lamore, LLC in favor of Deutsche Bank Trust Company Americas, as administrative agent.
10.41	2002 Stock Incentive Plan.
99.1	Risk Factors Relating to Investing in the Common Stock, par value $.01, of Wynn Resorts, Limited.
99.2	Risk Factors Relating to Investing in the 12% Second Mortgage Notes Due 2010 co-issued by Wynn Las Vegas, LLC and Wynn Las Vegas Capital Corp.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WYNN RESORTS, LIMITED
By:	/s/ JOHN STRZEMP
Name:	John Strzemp
Title:	Executive Vice President and Chief Financial Officer

Date: November 15, 2002

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VALVINO LAMORE, LLC
By:	WYNN RESORTS, LIMITED, its member
By:	/s/ JOHN STRZEMP
Name:	John Strzemp
Title:	Executive Vice President and Chief Financial Officer

Date: November 15, 2002

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WORLD TRAVEL, LLC
By:	WYNN LAS VEGAS, LLC, its member
By:	WYNN RESORTS HOLDINGS, LLC, its member
By:	VALVINO LAMORE, LLC, its member
By:	WYNN RESORTS, LIMITED, its member
By:	/s/ JOHN STRZEMP
Name:	John Strzemp
Title:	Executive Vice President and Chief Financial Officer

Date: November 15, 2002

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LAS VEGAS JET, LLC
By:	WYNN LAS VEGAS, LLC, its member
By:	WYNN RESORTS HOLDINGS, Llc, its member
By:	VALVINO LAMORE, LLC, its member
By:	WYNN RESORTS, LIMITED, its member
By:	/s/ JOHN STRZEMP
Name:	John Strzemp
Title:	Executive Vice President and Chief Financial Officer

Date: November 15, 2002

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WYNN DESIGN & DEVELOPMENT, LLC
By:	VALVINO LAMORE, LLC, its member
By:	WYNN RESORTS, LIMITED, its member
By:	/s/ JOHN STRZEMP
Name:	John Strzemp
Title:	Executive Vice President and Chief Financial Officer

Date: November 15, 2002

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DESERT INN WATER COMPANY, LLC
By:	VALVINO LAMORE, LLC, its member
By:	WYNN RESORTS, LIMITED, its member
By:	/s/ JOHN STRZEMP
Name:	John Strzemp
Title:	Executive Vice President and Chief Financial Officer

Date: November 15, 2002

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WYNN RESORTS HOLDINGS, LLC
By:	VALVINO LAMORE, LLC, its member
By:	WYNN RESORTS, LIMITED, its member
By:	/s/ JOHN STRZEMP
Name:	John Strzemp
Title:	Executive Vice President and Chief Financial Officer

Date: November 15, 2002

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PALO, LLC
By:	WYNN RESORTS HOLDINGS, LLC, its member
By:	VALVINO LAMORE, LLC, its member
By:	WYNN RESORTS, LIMITED, its member
By:	/s/ JOHN STRZEMP
Name:	John Strzemp
Title:	Executive Vice President and Chief Financial Officer

Date: November 15, 2002

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WYNN LAS VEGAS, LLC
By:	WYNN RESORTS HOLDINGS, LLC, its member
By:	VALVINO LAMORE, LLC, its member
By:	WYNN RESORTS, LIMITED, its member
By:	/s/ JOHN STRZEMP
Name:	John Strzemp
Title:	Executive Vice President and Chief Financial Officer

Date: November 15, 2002

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WYNN LAS VEGAS CAPITAL CORP.
By:	/s/ JOHN STRZEMP
Name:	John Stzremp
Title:	Treasurer

Date: November 15, 2002

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  Item 5. Other Events.
  Item 7. Exhibits .